Exhibit 99.1

POWERSECURE ANNOUNCES PROPOSED PUBLIC OFFERING OF COMMON STOCK

WAKE FOREST, N.C. – August 15, 2013 – PowerSecure International, Inc. (Nasdaq: POWR), a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers, announced today that it intends to offer and sell approximately $44 million in shares of its common stock in an underwritten public offering, including 200,000 shares that Sidney Hinton, its president and chief executive officer, intends to offer and sell shares as a selling stockholder.

The company intends to grant the underwriters a 30-day option to purchase additional shares of common stock at the same price per share to cover any over-allotments. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The company intends to use the net proceeds from the sale of its shares in this offering for general corporate purposes, including but not limited to working capital, capital expenditures, acquisitions, repurchases of outstanding shares and other business opportunities. The company has not determined the amount of net proceeds to be used specifically for the foregoing purposes. Accordingly, the company will have broad discretion in the application of any proceeds from the sale of securities offered in this prospectus supplement. Pending any specific application of the net proceeds from this offering, the company intends to invest such net proceeds in short-term marketable securities. PowerSecure will not receive any proceeds from the sale of the shares of common stock offered by the selling stockholder.

Robert W. Baird & Co. Incorporated is the sole book-running manager for the offering.

The shares are being offered by the company and the selling stockholder pursuant to effective registration statements previously filed with the U.S. Securities and Exchange Commission. The offering by the company may be made only by means of a prospectus and related preliminary prospectus supplement, and the offering by the selling stockholder is being made only by means of a reoffer prospectus and related preliminary reoffer prospectus. Copies of these offering materials may be obtained, by sending a request to: Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, 28th Floor, Milwaukee, Wisconsin 53202-5391, or by calling toll-free 1 (800) 792 2473 or by e-mailing syndicate@rwbaird.com. Electronic copies of the prospectus and related preliminary prospectus supplement and the reoffer prospectus and related preliminary reoffer prospectus are available on the Securities and Exchange Commission’s website at www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sales of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation ® (IDG®), energy efficiency and utility infrastructure. The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables. The company’s energy efficiency business develops energy efficient lighting technologies that improve the quality of light, including its proprietary EfficientLights® LED lighting products for grocery, drug and convenience stores, and its SecureLite area light and PowerLite street lights for utilities and municipalities. PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Contact:

John Bluth

PowerSecure International, Inc.

+1 (919) 453 2103

This press release contains forward-looking statements about PowerSecure within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the completion of the public offering, the underwriters’ exercise of their option to purchase additional shares and the intended use of proceeds; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management.

Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the satisfaction of closing conditions related to the public offering; the on-going downturn, disruption and volatility in the economy, financial markets and business markets and the effects thereof on the company’s markets and customers, the demand for its products and services, and the company’s access to capital; the size, timing and terms of sales and orders, including the company’s revenue backlog, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the potential adverse financial and reputational consequences that can result from safety risks and hazards such as accidents inherent in the company’s operations; the impact of the company’s recent acquisitions of the ESCO business, the Solais business, and the commercial and industrial solar business; the company’s ability to reduce and control its costs and expenses; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the company; the ability of the company to obtain adequate supplies of key components and materials of sufficient reliability and quality for its products and technologies on a timely and cost-effective basis and the effects of related warranty claims and disputes; the ability of the company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to successfully expand its recurring revenue projects, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the company to continue the growth and diversification of its customer base; the ability of the company to attract, retain, and motivate its executives and key personnel; changes in the energy industry in general and the electricity, oil, and natural gas markets in particular, including price levels; the effects of competition; the ability of the company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K, copies of which may be obtained by visiting the investor relations page of the Company’s website at www.powersecure.com or the SEC’s website at www.sec.gov.

Accordingly, there is no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.